Supplement dated December 21, 2007 to the

Pacific Life Funds Prospectus Dated July 1, 2007, as Supplemented

This supplement revises the Pacific Life Funds Prospectus dated July 1, 2007, as supplemented (Prospectus), and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information.

Conversion of certain Class B and Class C shares into Class A shares

At a Meeting of the Board of Trustees of Pacific Life Funds (the Board) held on December 4, 2007, the Board approved the conversion of Class B shares and Class C shares into Class A shares of the same fund (each a Conversion and together the Conversions) with respect to each of the following individual funds (Affected Funds):

PL Small-Cap Growth Fund	PL International Large-Cap Fund
PL International Value Fund	PL Managed Bond Fund
PL Large-Cap Value Fund	PL Inflation Managed Fund
PL Short Duration Bond Fund	PL Comstock Fund
PL Growth LT Fund	PL Mid-Cap Growth Fund
PL Mid-Cap Value Fund	PL Real Estate Fund
PL Large-Cap Growth Fund

The Conversions will be implemented through plans of Conversion. Each plan of Conversion provides for all outstanding Class B shares or Class C shares, as applicable, of each Affected Fund to be converted into Class A shares of the same Affected Fund. Following the Conversions, each former Class B and Class C shareholder will own Class A shares of the applicable Affected Fund(s) having an aggregate value equal to the aggregate value of Class B or Class C shares held by that shareholder as of the close of business on the day of the Conversion.

It is expected that the Conversions will occur on or about June 20, 2008 (the Conversion Date), after which all references in the Prospectus to Class B and Class C shares of the Affected Funds will be deleted.

The Conversion Date may be postponed if: (i) the New York Stock Exchange (NYSE) or another primary trading market for portfolio securities of the Affected Funds were to be closed to trading or trading thereon were to be restricted; (ii) trading or the reporting of trading on the NYSE or elsewhere were to be disrupted so that accurate appraisal of the value of the net assets of any Affected Fund is impracticable; or (iii) it were reasonably necessary to accommodate business needs. In such case, the Conversions would occur within a reasonable time thereafter, which with respect to items (i) and (ii), would be the first business day after the day when trading were to be fully resumed and reporting were to be restored.

No new purchases or exchanges of Class B and Class C shares of the Affected Funds will be accepted after April 30, 2008. All preauthorized or automatic investment programs, which include any payroll deductions and dollar cost averaging programs, for the Class B and Class C shares of the Affected Funds will be terminated as of close of business on April 28, 2008. You may establish a new preauthorized or automatic investment program after the Conversions have been completed.

The Conversion will not count against current exchange limitations. Exchange privileges currently available to Class A shareholders will be available to former Class B and Class C shareholders following the Conversions. Exchanges made prior to or after the Conversion for shares of other available Pacific Life Funds are considered sales and may result in a gain or loss for Federal and state income tax purposes. Please refer to “Exchanging Shares” in the Prospectus for more information.

Current Class B and Class C shareholders will benefit from the Conversion to Class A shares because they will then be subject to Class A shares’ lower fees. Class B and Class C shareholders currently pay 1.00% of the average daily net assets attributable to each class for 12b-1 fees. These shareholders will instead be subject to lower fees as a result of the Conversions because Class A shareholders only pay 0.25% of the average daily net assets attributable to the class for service fees. Please refer to the Prospectus for more information about fees and expenses for all share classes.

There will be no front-end sales charges imposed on Class A shares issued in connection with the Conversion of Class B and Class C shares and Class B and Class C shareholders will not pay a contingent deferred sales charge (CDSC) in connection with the Conversion. However, if you choose to redeem prior to the Conversion Date, any applicable CDSC will apply. In addition, all Class A shares, except with respect to the PL Money

Market Fund, charge a front-end sales load upon purchase. Shareholders of the Affected Funds will incur an applicable front-end sales load on any purchases of Class A shares outside of the Conversions, unless shareholders are able to meet the sales charge waiver or reduction requirements as set forth in the Prospectus. Shareholders of the Affected Funds have the ability to exchange and/or redeem their shares prior to the Conversion. Please refer to the Prospectus for more information about selling shares, exchanging shares, and exchange limitations.

The Conversions should be deemed to be tax-free transactions under the Internal Revenue Code of 1986, as amended (the Code). Qualification of each Conversion as a tax-free transaction means, among other things, that (i) no gain or loss will be recognized under the Code by the Affected Funds or by the shareholders of the Affected Funds as a result of the Conversions, and (ii) a shareholder’s adjusted basis for Federal income tax purposes in the Class A shares received in a Conversion will be the same as that shareholder’s adjusted basis in the Class B and Class C shares immediately before the Conversions. For 529 Plan accounts, the Conversion will not be a taxable event and will not count as the owner’s one allowable investment change per year. However, an exchange made prior to or after the Conversions, will count as the one investment change per year.

No further notification regarding the Conversions will be sent unless circumstances change from those described herein.

PLFSUP1207